                                                                    EXHIBIT 99.1



                     DEDICATED TRANSPORTATION SERVICES, INC.

                              FINANCIAL STATEMENTS

                            JANUARY 31, 2000 AND 1999

DEDICATED TRANSPORTATION SERVICES, INC.

TABLE OF CONTENTS


                                                                                                                PAGE

INDEPENDENT AUDITOR'S REPORT                                                                                      1

FINANCIAL STATEMENTS

   Balance Sheets                                                                                                 2

   Statements of Operations                                                                                       3

   Statements of Changes in Shareholders' Equity                                                                  4

   Statements of Cash Flows                                                                                       5

   Notes to Financial Statements                                                                                  6

INDEPENDENT AUDITOR'S REPORT
Shareholders
Dedicated Transportation Services, Inc.
Santa Ana, California

We have audited the accompanying balance sheets of Dedicated Transportation Services, Inc. as of January 31, 2000 and 1999 and the related statements of operations, changes in shareholders' equity and cash flows for the years ended January 31, 2000, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dedicated Transportation Services, Inc. as of January 31, 2000 and 1999 and the combined results of their operations and cash flows for the years ended January 31, 2000, 1999 and 1998 in conformity with generally accepted accounting principles.

In May 2000, the Company was sold to Professional Transportation Group Ltd., Inc. (see Note 10).



/s/  Yohalem, Gillman & Company, LLP


New York, New York
July 7, 2000

DEDICATED TRANSPORTATION SERVICES, INC.

BALANCE SHEETS


                                                                                  JANUARY 31,

                                                                           2000                1999
                                                                        ----------          ----------
ASSETS

CURRENT ASSETS
   Cash                                                                 $1,492,428          $  397,634
   Accounts receivable, net of allowance for
      doubtful accounts of $135,540 in 2000
      and $161,260 in 1999, respectively                                 6,016,131           4,893,834
   Deferred income taxes                                                    89,477             103,424
   Other current assets                                                    228,251             204,599
                                                                        ----------          ----------

           Total current assets                                          7,826,287           5,599,491

PROPERTY AND EQUIPMENT, NET                                                161,820             115,619

SECURITY DEPOSITS                                                          150,556             180,504
                                                                        ----------          ----------

                                                                        $8,138,663          $5,895,614
                                                                        ==========          ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Current maturities of long-term debt and
      capital lease obligations                                         $    8,099          $   39,603
   Accounts payable - trade                                              4,790,597           4,147,645
   Accrued liabilities                                                   1,465,516             667,819
                                                                        ----------          ----------

           Total current liabilities                                     6,264,212           4,855,067

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS,
   NET OF CURRENT MATURITIES                                                 9,725               6,669

DEFERRED INCOME TAXES                                                       14,336              15,171
                                                                        ----------          ----------

           Total liabilities                                             6,288,273           4,876,907
                                                                        ----------          ----------

SHAREHOLDERS' EQUITY
   Common stock, no par value, 10,000 shares authorized,
      2,000 issued and outstanding                                           2,000               2,000
   Retained earnings                                                     1,848,390           1,016,707
                                                                        ----------          ----------

           Total shareholders' equity                                    1,850,390           1,018,707
                                                                        ----------          ----------

                                                                        $8,138,663          $5,895,614
                                                                        ==========          ==========

See accompanying notes.

DEDICATED TRANSPORTATION SERVICES, INC.

STATEMENTS OF OPERATIONS





                                                                YEARS ENDED JANUARY 31,

                                                    2000                 1999                  1998
                                                -----------          -----------          ------------

OPERATING REVENUES                              $43,958,730          $41,241,640          $ 39,022,800
                                                -----------          -----------          ------------

Salaries, wages and benefits                      9,417,440            8,334,983             7,800,254
Purchased transportation                         27,760,747           27,465,947            25,903,774
Operating supplies and expenses                   1,784,219            2,232,785             2,195,213
Advertising and promotion                             9,718               14,131                18,151
Depreciation                                         55,337               66,528                65,963
Fuel and fuel taxes                                 164,359              139,732               146,383
Insurance                                           105,532              123,126               124,845
Bad debt expense                                     27,804                   --               205,794
Licenses and permits                                 17,733               20,368                11,998
Rent (office and equipment), utilities
   and related costs                              2,346,102            2,075,613             1,762,854
Other operating expenses                            919,038              681,883               702,629
                                                -----------          -----------          ------------

      Total operating expenses                   42,608,029           41,155,096            38,937,858
                                                -----------          -----------          ------------

INCOME FROM OPERATIONS                            1,350,701               86,544                84,942

OTHER INCOME (EXPENSE)                               45,994                5,115               (23,335)
                                                -----------          -----------          ------------

INCOME BEFORE INCOME TAXES                        1,396,695               91,659                61,607

Provision for income taxes                          565,012                8,097                30,514
                                                -----------          -----------          ------------

NET INCOME                                      $   831,683          $    83,562          $     31,093
                                                ===========          ===========          ============
Earnings per share:
  Basic and fully diluted                       $    415.84          $     41.78          $      15.55
                                                ===========          ===========          ============

See accompanying notes.

DEDICATED TRANSPORTATION SERVICES, INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY


                                              YEARS ENDED JANUARY 31, 2000, 1999 AND 1998

                                          Common Stock               Retained
                                     Shares            $             Earnings             Total

BALANCE -- JANUARY 31, 1997           2,000         $2,000          $  902,052          $  904,052

Net income                               --             --              31,093              31,093

BALANCE -- JANUARY 31, 1998           2,000          2,000             933,145             935,145

Net income                               --             --              83,562              83,562

BALANCE -- JANUARY 31, 1999           2,000          2,000           1,016,707           1,018,707

Net income                               --             --             831,683             831,683

BALANCE -- JANUARY 31, 2000           2,000         $2,000          $1,848,390          $1,850,390
                                     ======         ======          ==========          ==========

See accompanying notes.

DEDICATED TRANSPORTATION SERVICES, INC.


STATEMENTS OF CASH FLOWS


                                                                      YEARS ENDED JANUARY 31,

                                                           2000                 1999              1998
                                                       -----------           ---------         ---------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                          $   831,683           $  83,562         $  31,093
   Adjustments to reconcile net income to net
      cash provided by (used in) operating
      activities
        Depreciation                                        55,337              66,528            65,963
        Loss on disposal of assets                              --                  --            33,922
        Bad debts                                           27,804                  --           205,794
        Deferred tax expense (benefit)                      13,112             (28,280)           14,474
        (Increase) decrease in:
           Accounts receivable                          (1,150,101)           (332,191)         (202,461)
           Other current assets                            (23,652)             91,302          (119,316)
           Security deposits                                29,948             (47,936)          (41,174)
        Increase (decrease) in:
           Accounts payable                                642,952             184,711           365,321
           Accrued liabilities                             797,697             (32,341)          (42,735)
                                                       -----------           ---------         ---------

              Net cash provided by (used in)
                 operating activities                    1,224,780             (14,645)          310,881
                                                       -----------           ---------         ---------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of equipment                                  (101,538)             (7,903)          (68,259)
                                                       -----------           ---------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from borrowings of long-term
      debt                                                      --                  --            25,000
   Principal payments on long-term debt
      and capital lease obligations                        (28,448)            (53,447)          (81,048)
                                                       -----------           ---------         ---------

              Net cash used in financing
                 activities                                (28,448)            (53,447)          (56,048)
                                                       -----------           ---------         ---------

NET INCREASE (DECREASE) IN CASH                          1,094,794             (75,995)          186,574

Cash - beginning of year                                   397,634             473,629           287,055
                                                       -----------           ---------         ---------

CASH - END OF YEAR                                     $ 1,492,428           $ 397,634         $ 473,629
                                                       ===========           =========         =========

See accompanying notes.

DEDICATED TRANSPORTATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999

1.       ORGANIZATION AND OPERATIONS

         Dedicated Transportation Services, Inc. ("Dedicated or the Company"), headquartered in Santa Ana, California is a time-definite, less-than-truckload, transportation and logistics services company with satellite offices strategically located throughout the United States. The Company directs the movement of goods across the contiguous 48 states and assumes all related risks and responsibilities for freight while in transit.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         RECOGNITION OF REVENUE

         For financial reporting purposes, the Company recognizes revenue when a shipment is loaded and dispatched. Significant related costs associated with earning this revenue are accrued at that time. In 1991, the Emerging Issues Task Force ("EITF") released issue 91-B, "Revenue and Expense Recognition for Freight Services in Process." The EITF reached a consensus that the preferable method of recognizing revenue and expenses was either (1) the recognition of both revenue and direct cost when the shipment is completed or (2) the allocation of revenue between reporting periods based on relative transit time in each reporting period and the recognition of expenses as incurred. The difference between the Company's method of revenue recognition and the preferable methods described above is not material to the accompanying combined financial statements.

         PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost. Major property additions, replacements and betterments are capitalized, while maintenance and repairs which do not extend the useful lives of these assets are expensed as incurred. Depreciation is provided over the estimated useful lives of the assets using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Upon retirement or disposal of assets, the cost and related accumulated depreciation are removed from the balance sheet, and any gain or loss is reflected in earnings.

         INCOME TAXES

         Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between property and equipment depreciation and provision for allowance of doubtful accounts of accounts receivable for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

DEDICATED TRANSPORTATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         EARNINGS PER SHARE

         The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share", effective December 31, 1997. Earnings per share have been computed based on the weighted average shares and dilutive potential common shares outstanding during the year.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.       PROPERTY AND EQUIPMENT

         The details of property and equipment at January 31 are comprised of the following:


                                                           2000              1999
                                                        ----------        ----------

                 Furniture and fixtures                 $   45,943        $   43,526
                 Equipment and improvements                397,834           298,712
                                                        ----------        ----------

                                                           443,777           342,238
                 Less accumulated depreciation             281,957           226,619
                                                        ----------        ----------

                                                        $  161,820        $  115,619
                                                        ==========        ==========

         The estimated useful lives of the various classes of physical assets were as follows during 2000 and 1999:

                 Furniture and fixtures                             5 years
                 Equipment and improvements                    5 - 15 years

DEDICATED TRANSPORTATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999

4.       ACCRUED LIABILITIES

         At January 31, accrued liabilities consist of the following:


                                                                           2000              1999
                                                                        ----------        ----------

                 Vacation                                               $  137,958        $   91,539
                 Income taxes                                              474,852            20,637
                 Insurance                                                  11,381            21,065
                 Payroll and deferred compensation                         487,301           360,751
                 Transportation                                            247,362           125,773
                 Miscellaneous accrued expenses                            106,662            48,054
                                                                        ----------        ----------

                                                                        $1,465,516        $  667,819
                                                                        ==========        ==========

5.       LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS

         LONG-TERM DEBT


                                                                         2000            1999
                                                                        ------         --------

                 Notes payable to a bank, bearing interest at
                 10.25% with monthly principal and interest
                 payments of $1,389 through November 1999,
                 secured by transportation equipment                    $   --         $ 13,889

                 Notes payable to a bank, bearing interest
                 at 11.10% with monthly principal and interest
                 payments of $695, secured by transportation
                 equipment. The note, which is scheduled to
                 mature in June 2000, was repaid as of
                 January 31, 2000                                           --           11,806
                                                                        ------         --------

                                                                            --           25,695
                 Less: current maturities                                   --           22,227

                                                                        $   --         $  3,468
                                                                        ======         ========

DEDICATED TRANSPORTATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999

5.       LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS (CONTINUED)

         CAPITAL LEASES

         The Company leases transportation and other equipment under capital leases. Future minimum lease payments for assets under capital leases at January 31 are as follows:

               2001                                                             $ 10,168
               2002                                                                6,914
               2003                                                                4,276
                                                                                --------

               Total minimum lease payments                                       21,358
               Less amount representing interest                                   3,534

               Present value of minimum lease payments                            17,824
               Less current maturities                                            (8,099)
                                                                                --------

                                                                                $  9,725
                                                                                ========

         As of January 31, 2000, the Company had net assets under capital leases of approximately $23,338 included in property and equipment on the accompanying balance sheets.

6.       EMPLOYEE BENEFIT PLAN

         Dedicated established a 401(k) Defined Contribution Plan for the benefit of its employees. The Company, at its discretion, may match employee contributions based upon a percentage of employee contributions. Contributions for the years ended January 31, 2000, 1999 and 1998 amounted to approximately $44,000, $29,000 and $16,000, respectively.

7.       INCOME TAXES

         For all periods presented, the accompanying financial statements reflect provisions for income taxes computed in accordance with the requirements of SFAS No. 109, "Accounting for Income Taxes."

         The significant components of the provision for income taxes at January 31, are as follows:


                                                         2000              1999               1998
                                                       --------          --------           --------

             Current provision                         $551,900          $ 36,627           $ 16,040
             Deferred provision                          13,112           (28,530)            14,474
                                                       --------          --------           --------

             Total provision for income taxes          $565,012          $  8,097           $ 30,514
                                                       ========          ========           ========

DEDICATED TRANSPORTATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999

7.       INCOME TAXES (CONTINUED)

         A reconciliation of the provision for income taxes at the statutory federal income tax rate to the Company's tax provision as reported in the accompanying statements of operations is as follows:


                                                           2000              1999               1998
                                                         --------          --------           --------

             Federal statutory income tax rate           $474,876          $ 31,164           $ 20,946
             State income taxes, net of federal
                benefit                                   105,512             9,760              7,056
             Miscellaneous items                          (28,488)           (4,297)           (11,965)
             Deferred taxes                                13,112           (28,530)            14,477
                                                         --------          --------           --------

             Total provision for income taxes            $565,012          $  8,097           $ 30,514
                                                         ========          ========           ========

         The components of deferred income taxes are as follows:


                                                           2000              1999               1998
                                                         --------          --------           --------

             Deferred tax assets:
                Provision for allowance for
                  doubtful accounts                      $ 46,084          $ 54,828           $ 52,213
                Accrued deferred compensation              43,393            48,596             17,920
                                                         --------          --------           --------

                                                         $ 89,477          $103,424           $ 70,133
                                                         ========          ========           ========

             Deferred tax liabilities:
                Depreciation                             $(14,336)         $(15,171)          $(10,160)
                                                         ========          ========           ========

8.       COMMITMENTS AND CONTINGENCIES

         OPERATING LEASES-UNRELATED PARTIES

         The Company leases transportation and office equipment under noncancelable operating leases from unrelated parties. The expense for noncancelable operating leases was approximately $564,000, $490,000, and $457,000 for the years ended January 31, 2000, 1999 and 1998, respectively.

DEDICATED TRANSPORTATION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2000 AND 1999

8.       COMMITMENTS AND CONTINGENCIES (CONTINUED)

         Future minimum rental commitments as of January 31, 2000 under noncancelable operating lease agreements are as follows:

                        2001                                 $  428,344
                        2002                                    251,326
                        2003                                     99,274
                        2004                                     77,958
                        2005                                     11,794
                                                             ----------

                                                             $  868,696
                                                             ==========

         Rent expense for noncancelable operating leases pertaining to office space was approximately $1,283,386, $1,181,198 and $998,084 for the years ended January 31, 2000, 1999 and 1998, respectively.

         Future minimum rental commitments as of January 31, 2000 under noncancelable operating lease agreements are as follows:


                  2001                       $1,276,420
                  2002                        1,054,260
                  2003                          780,673
                  2004                          694,435
                  2005                          526,461
                  Thereafter                    102,663
                                             ----------
                                             $4,434,912
                                             ==========

9.       SUPPLEMENTAL DISCLOSURES OF CASH AND NONCASH FLOW INFORMATION


                                                                   JANUARY 31,

                                                      2000             1999             1998
                                                    --------         --------         --------

         SUPPLEMENTARY DISCLOSURES OF CASH
         FLOW INFORMATION

              Cash paid for interest                $  7,023         $  8,848         $ 13,324
              Cash paid for income taxes              97,685           35,391           73,198

         During the year ended January 31, 1998, the Company purchased equipment of approximately $22,000 by securing equipment leases.

10.      SUBSEQUENT EVENT

         During May 2000, the Company was sold to Professional Transportation Group Ltd., Inc. ("PTG") in exchange for 1,860,000 shares of PTG with a guaranteed market value of $9,300,000. The purchase price is subject to a maximum reduction of 60,000 shares ($300,000) based on certain formulas contained in the agreement.

11.      OTHER MATTERS

         The Company is subject to routine litigation incidental to its business. The Company believes that any resulting liabilities would not be material to the accompanying financial statements.

         The Company, from time to time, maintains cash balances in banks in excess of insured limits.

         The carrying amounts reflected in the balance sheets for cash, receivables, loans and notes payable and long-term debt approximate their respective fair values. Fair values are based primarily on quoted prices for those or similar instruments.